EXHIBIT 10.4

LOCK-UP AGREEMENT

May ___, 2020

This agreement (the “Lock-Up Agreement”) is being delivered to you in connection with an understanding by and between Lexaria Bioscience Corp., a Nevada corporation (the “Company”), and the person or persons named on the signature pages hereto (collectively, the “Holder”).

Reference is hereby made to that certain the Securities Purchase Agreement, dated May __, 2020 (the “Purchase Agreement”), by and among the Company and the purchasers signatory thereto (“Other Holders”) in connection with a private placement of the Company’s securities (the “Offering”) pursuant to which the Holder and Other Holders purchased (i) shares (“Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) and (ii) purchase Common Stock purchase warrants (the “Warrants” and the underlying share, the “Warrant Shares”). Capitalized terms used herein but not defined herein shall have the meaning as set forth in the Purchase Agreement.

The Holder agrees solely with the Company that, from the date hereof and ending at 4:00 pm (New York City time) on later of (i) September __, 2020 and (ii) the Effective Date (such period, the “Restricted Period”), neither the Holder, nor any Affiliate of such Holder which (x) had or has knowledge of the transactions contemplated by the Purchase Agreement, (y) has or shares discretion relating to such Holder’s investments or trading or information concerning such Holder’s investments, including in respect of the Securities, or (z) is subject to such Holder’s review or input concerning such Affiliate’s investments or trading (together, the “Holder’s Trading Affiliates”), collectively, shall sell, dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) on any Trading Day during the Restricted Period (any such date, a “Date of Determination”), Shares, Warrants or Warrant Shares (collectively, the “Restricted Securities”); provided that the foregoing restriction shall not apply to any actual “long” sales of shares of Common Stock purchased in open market transactions by the Holder or any of the Holder’s Trading Affiliates prior to or during the Restricted Period.

Notwithstanding anything herein to the contrary, during the Restricted Period, the Holder may, directly or indirectly, sell or transfer all, or any part, of the Restricted Securities to any Person (an “Assignee”) in a transaction which does not need to be reported on the Nasdaq consolidated tape, without complying with (or otherwise limited by) the restrictions set forth in this Lock-Up Agreement; provided that, as a condition to any such sale or transfer an authorized signatory of the Company and such Assignee duly execute and deliver a Lock-Up agreement in the form of this Lock-Up Agreement (an “Assignee Agreement”, and each such transfer a “Permitted Transfer”).

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Lock-Up Agreement must be in writing and shall be given in accordance with the terms of the Purchase Agreement, provided that, with respect to any notices, consents, waivers or other communications to be made by the Company to the Holder, such notice, consent, waiver or other communication shall be delivered to the Holder at the e-mail address or facsimile number on the signature page hereto.

This Lock-Up Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Lock-Up Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Lock-Up Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Lock-Up Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Lock-Up Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Lock-Up Agreement shall be governed by the applicable provisions of the Purchase Agreement.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Lock-Up Agreement, the other party or parties hereto will not have an adequate remedy at law for money damages in the event that this Lock-Up Agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

Neither this Lock-Up Agreement nor the transactions contemplated hereby are material to the Company and no material, non-public information has been provided to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereby. As of the date hereof, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, if any, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, with respect to this Lock-Up Agreement and the transactions contemplated hereby shall terminate. Notwithstanding anything contained in this Lock-Up Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Holder shall not have (unless expressly agreed to by the Holder after the date hereof in a written definitive and binding agreement executed by the Company and the Holder), any duty of confidentiality with respect to, or a duty to the Company not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

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The obligations of the Holder under this Lock-Up Agreement are several and not joint with the obligations of any Other Holder and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any such other agreement. Nothing contained in this Lock-Up Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Lock-Up Agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Lock-Up Agreement or any other agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Lock-Up Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder with respect to any restrictions on the sale of Shares, Warrants or Warrant Shares substantially in the form of this Lock-Up Agreement (or any amendment, modification, waiver or release thereof) (each a “Other Lock-Up Document”), is or will be more favorable to such Other Holder than those of the Holder and this Lock-Up Agreement, and the Company agrees to use reasonable best efforts to enforce the terms of any Other Lock-Up Document. If, and whenever on or after the date hereof, the Company enters into an Other Lock-Up Document with terms that are materially different from this Lock-Up Agreement, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Lock-Up Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Other Lock-Up Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Lock-Up Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Other Lock-Up Document.

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The parties hereto have executed this Lock-Up Agreement as of the date first set forth above

Sincerely,

LEXARIA BIOSCIENCE CORP.

By:
Name:
Title:

Agreed to and Acknowledged:

“HOLDER”

By:
Name:
Title:
Email Address:
Facsimile Number:

[Signature Page to Lexaria Bioscience Corp. Lock Up]